Related Party Transactions	12 Months Ended
Dec. 31, 2018
Related Party Transactions [Abstract]
Related Party Transactions
Related Party Transactions
The Company was a wholly-owned subsidiary of MSF through August 10, 2018 when The Distributed Shares were distributed to MSF’s shareholders. MSF sold all of its voting Class A common stock in the IPO, and reduced its nonvoting Class B common stock to less than 5% of the Company’s total common stock on December 28, 2018. As a result, at year end 2018, MSF no longer controlled the Company or the Bank. Entities that are part of the MSF group outside the U.S. were related parties during most of 2018. Transactions with related parties are entered into pursuant to the Company’s policies and procedures, and Federal Reserve Regulation W, on substantially the same terms and conditions as transactions with unaffiliated third parties.
In addition to loans to related parties and associated interest income, which are described below, included in the consolidated balance sheets and the consolidated statements of operations are amounts with related parties as follows:

	December 31,
(in thousands)	2018	2017
Liabilities
Demand deposits, noninterest bearing	$9,447	$24,879
Demand deposits, interest bearing	3,721	21,071
Money market	308	449
Time deposits and accounts payable	1,350	7,636
Total due to related parties	$14,826	$54,035

	Years Ended December 31,
(in thousands)	2018	2017	2016
Income
Data processing and other services	$2,168	$1,532	$2,328
Rental income from operating lease	248	1,971	1,976
Service charges	95	90	83
	$2,511	$3,593	$4,387
Expenses
Interest expense	$126	$85	$73
Loss on sale of securities	—	—	796
Fees and other expenses	623	302	504
	749	387	1,373
	$1,762	$3,206	$3,014

Securities transactions
On December 29, 2018, the Company repurchased Class B common stock from MSF. See Note 15 for more details.
In 2016, the Company sold securities guaranteed by the government of Venezuela to a non-U.S. affiliate at their fair value of approximately $11.8 million and realized a loss on the sale of approximately $0.8 million. Such securities had been held by the Company as available for sale.

Loan transactions
The Company originates loans in the normal course of business to certain related parties. At December 31, 2018 and 2017, these loans amounted to $5.6 million and $4.8 million, respectively. These loans are generally made to persons who participate or have authority to participate (other than in the capacity of a director) in major policymaking functions of the Company or its affiliates, such as principal owners and management of the entity and their immediate families. Interest income on these loans was approximately $0.2 million in 2018 and 2017.
In 2016, the Company purchased from the Bank a non-performing loan to a Canadian oil company’s Colombian operation at its fair value at the time of the transaction. Subsequently, the Company sold to a non-U.S. affiliate shares received in a restructuring of the same loan at their estimated fair value of approximately $4.9 million, which was included in other assets in the cash flow statement. The Company realized no gain or loss on sale of such shares.
For the years ended December 31, 2018 and 2017, participations in corporate financial institution loans that were sold to non-U.S. affiliates amounted to approximately $10 million and $45 million, respectively. These participated loans were made to unaffiliated borrowers under terms consistent with the Company’s normal lending practices. The Company recorded no gain or loss on these loan participation transactions. There were no participations purchased from affiliates in 2018 and 2017.
Services provided and received
The Company has provided certain data processing and corporate services to non-U.S. affiliates under the terms of certain services agreements. Fee income for those services are included in data processing and other fees above.
MSF has granted us a two-year license under our Amended and Restated Separation and Distribution Agreement dated as of June 12, 2018, commencing on August 18, 2018, to use the “Mercantil” name and marks in connection with our business. All such use must be in accordance with MSF’s current use policies. No fees are payable for the first year of the license. After the first year, the Company is obligated to pay a license fee monthly, at an annual rate equal to the lesser of $400,000 or the fair value of the license as determined by an independent appraisal consistent with Federal Reserve Regulation W. Payments under this license will cease when we terminate the use of the name and mark. We do not expect to pay any license fees to MSF.
In 2018, the Company entered into a custody agreement and an information agent agreement with an MSF’s wholly owned Venezuela bank, and MSF, respectively. As a service to its smaller shareholders and to promote shareholder liquidity generally, the Company pays fees to be agreed on a per account fee for serving as custodian and transaction fees for assisting with changes in share ownership, including distribution of any payments from the Company in respect of Company shares that may be repurchased. The agreements provide for monthly fees payable by the Company and have an initial term of one year, subject to renewal for an additional year, and may be terminated earlier.
Leasing subsidiary
On February 15, 2018, the Company sold its membership interest in G200 Leasing, LLC (“G200 Leasing”) to a non-U.S. affiliate subsidiary of MSF. Prior to the sale, G200 Leasing distributed $19.8 million in cash to the Bank. All of the membership interests in G200 Leasing were sold for $8.5 million, which approximated the fair value of net assets sold. Net assets sold were mainly comprised of approximately $1 million cash held at the Bank and approximately $7.5 million corresponding to the net book value of an aircraft owned by G200 Leasing . The Company recorded no gain or loss on this sale.
G200 Leasing had leased its aircraft to MSF. Under the terms of the lease agreement between G200 Leasing and MSF, MSF had sole use of the aircraft and provided for all of its scheduled maintenance, including maintaining sufficient qualified collateral in accordance with U.S. banking regulatory requirements. MSF had time deposits with the Company sufficient to meet those collateral requirements. Income from this lease agreement was included in rental income from the operating lease in the table above.

Dividends paid
On March 13, 2018, the Company paid a special, one-time, cash dividend of $40.0 million to MSF, or $0.94 per common share, in connection with the Spin-off.